SCHEDULE 14C INFORMATION

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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GuideStone Funds

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GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

December 7, 2018

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to certain or each of the above-listed series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (“Board”) has approved the appointment of two new sub-advisers, Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust, and Jacobs Levy Equity Management, Inc. (“Jacobs Levy” and together with DIFA, the “New Sub-Advisers”) to manage separate portions of the Small Cap Equity (“SCE”) Fund’s portfolio. GuideStone Capital Management, LLC, the investment adviser to the SCE Fund, believes that the appointments of the New Sub-Advisers will enhance the investment services provided to the SCE Fund and will improve the SCE Fund’s return potential. There will be no change to the SCE Fund’s investment objective and the overall management and advisory fees paid by the SCE Fund will not change as a result of the appointments of the New Sub-Advisers. The new sub-advisory agreements with the New Sub-Advisers have been approved in conjunction with the termination of the sub-advisory agreement with RBC Global Asset Management (U.S.) Inc. (“RBC”) on behalf of the SCE Fund. The portion of the SCE Fund managed by DIFA will include the portion previously managed by RBC.

In addition, GuideStone Financial Resources of the Southern Baptist Convention, the majority shareholder of the Trust, has approved the election of David B. McMillan to the Board.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
John R. Jones
President

GUIDESTONE FUNDS

MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund,

MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund,

Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund,

Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund,

Strategic Alternatives Fund, Defensive Market Strategies Fund, Equity Index Fund,

Global Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund,

International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, Texas 75244-6152

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at GuideStoneFunds.com/Funds/Disclosures.

December 7, 2018

This document is an Information Statement for shareholders of each of the above-listed series (each, a “Fund” and together, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (“GSCM” or the “Adviser”) serves as the investment adviser to the Funds and is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas Texas 75244-6152. The Funds’ principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ transfer agent and is located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Northern Trust Company serves as the Funds’ administration and fund accounting agent and is located at 50 South LaSalle Street, Chicago, Illinois 60603. This Information Statement will be mailed on or about December 7, 2018, to the shareholders of record of each Fund as of November 15, 2018 (the “Record Date”).

As described in the Funds’ prospectus, the assets of certain Funds are, or may be, allocated among multiple sub-advisers. The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) to permit the Adviser, subject to approval of the Board of Trustees of the Trust (“Board”), to select and replace sub-advisers for the Funds and to amend sub-advisory agreements without obtaining shareholder approval, provided there is not an increase in the overall management and advisory fees payable by the Funds, and subject to certain conditions. These conditions require, among other things, that the shareholders be notified of the appointment of a new sub-adviser within 90 days of the sub-adviser’s appointment. This Information Statement provides such notice of the Board’s approval of the new sub-advisory agreements with Delaware Investments Fund Advisers (“DIFA”), a

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series of Macquarie Investment Management Business Trust, and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), on behalf of the Small Cap Equity (“SCE”) Fund.

In addition, the Trust has obtained the written consent of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) to elect David B. McMillan to the Board, effective February 1, 2019. As disclosed in the Funds’ prospectus, GuideStone Financial Resources at all times directly or indirectly controls the vote of at least 60% of the outstanding shares of the Trust. The Funds will refuse to accept any investment that would result in a change of such control. As of the date of its approval, GuideStone Financial Resources directly or indirectly controlled the vote of at least 60% of each Fund’s shares. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, controls the vote on any matter that requires shareholder approval. Therefore, in accordance with the Trust’s governing documents, the election of Mr. McMillan has been approved by shareholders.

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to the website at GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

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I.	Small Cap Equity Fund: Appointment of Delaware Investments Fund Advisers and Jacobs Levy Equity Management, Inc. as Sub-Advisers

A.        Overview

On September 14, 2018, the Board voted to approve the appointment of two new sub-advisers, DIFA and Jacobs Levy (together, the “New Sub-Advisers”), to manage separate portions of the SCE Fund’s portfolio. DIFA replaced RBC Global Asset Management (U.S.) Inc. (“RBC”), which had served as one of the SCE Fund’s sub-advisers, focusing on small cap core investing, and which the Board had voted to terminate at a meeting of the Board held on August 29, 2018. Jacobs Levy will serve as an additional small cap value sub-adviser, diversifying the SCE Fund’s small cap value exposure. Both the investment objective and the overall management and advisory fees will not change as a result of the appointments of the New Sub-Advisers.

B.        Appointment

At a regular, in-person meeting held on September 13-14, 2018, the Board, including the Trustees who are not “interested persons” (as the term “interested person” is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “1940 Act”)) of the Trust (the “Independent Trustees”), the Adviser, DIFA, Jacobs Levy or the Trust’s principal underwriter, considered and unanimously approved the Adviser’s recommendation to appoint each of the New Sub-Advisers to manage separate portions of the SCE Fund’s portfolio pursuant to separate sub-advisory agreements, respectively, between the Trust, the Adviser and DIFA (the “DIFA Agreement”) and between the Trust, the Adviser and Jacobs Levy (the “Jacobs Levy Agreement” and together with the DIFA Agreement, the “New Sub-Advisory Agreements”).

The Adviser’s recommendation was based on certain factors, including, but not limited to, its assessment of the performance of DIFA’s Small-Cap Core Equity Strategy (the “DIFA Strategy”) and the Jacobs Levy Small Cap Value (Russell 2000® Value) Strategy (the “Jacobs Levy Strategy”) over historical periods and each strategy’s ability to enhance the SCE Fund’s risk and return profile. The Adviser also based its recommendation on the desire: (i) with respect to the DIFA Strategy, to solidify the core orientation of the SCE Fund, maintain style consistency and establish a more balanced portfolio; and (ii) with respect to the Jacobs Levy Strategy, to diversify the quantitative, small cap value exposure within the SCE Fund. Based upon a review of comparative performance information and other factors, the Adviser recommended, and the Board approved, the New Sub-Advisory Agreements on behalf of the SCE Fund. DIFA and Jacobs Levy began providing sub-advisory services to the SCE Fund on September 28, 2018. DIFA replaced RBC as the small cap core sub-adviser to the SCE Fund, and Jacobs Levy serves as an additional small cap value sub-adviser to the SCE Fund, increasing the number of SCE Fund sub-advisers from three to four. In addition to the New Sub-Advisers, AJO, LP (“AJO”) and TimesSquare Capital Management, LLC (“TimesSquare”) continue to provide sub-advisory services to the SCE Fund. Upon the appointment of the New Sub-Advisers, AJO’s allocated portion of the SCE Fund decreased following the re-allocation of a portion of the assets to Jacobs Levy, but there was no change to TimesSquare’s allocated portion of the SCE Fund.

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The Adviser’s recommendation to hire the New Sub-Advisers was based on its analysis of the SCE Fund’s investment objective and the structure of the SCE Fund’s underlying sub-adviser composite.

C.        Board Considerations

In making its determination to approve the selection of the New Sub-Advisers, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors. Such factors included the nature, extent and quality of the services expected to be provided by the New Sub-Advisers; composite historical performance information for the DIFA Strategy and the Jacobs Levy Strategy, respectively; the fees charged by DIFA for the DIFA Strategy and by Jacobs Levy for the Jacobs Levy Strategy; and information regarding the New Sub-Advisers’ ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend the New Sub-Advisers. The Board received and considered information about the potential of the New Sub-Advisers to contribute economies of scale as the SCE Fund grows in size. The Board also considered that the Adviser had been able to negotiate fees that were favorable compared to each New Sub-Adviser’s respective stated fee schedule. In addition, the Board noted that each New Sub-Adviser’s fee schedule included breakpoints that would reduce the sub-advisory fees charged if specified asset levels are reached in the future.

Because the engagement with each New Sub-Adviser is new, there was no relevant historical profitability information for the Board to assess. The Trustees considered the Adviser’s assessment of each New Sub-Adviser’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by the New Sub-Advisers, believed that each New Sub-Adviser was financially sound.

The Board considered the fees to be paid to each New Sub-Adviser under the New Sub-Advisory Agreements, as well as the overall fee structure under each New Sub-Advisory Agreement, in light of the nature, extent and quality of the services expected to be provided. The Board noted that the SCE Fund’s overall management and advisory fees would not change as a result of the appointment of the New Sub-Advisers. The Board also noted that the SCE Fund, and not the Adviser, pays fees to the New Sub-Advisers directly.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each New Sub-Adviser and its respective affiliates as a result of its arrangements with the SCE Fund. The Board concluded that any potential benefits to be derived by the New Sub-Advisers included potential access to additional research resources, larger AUM and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board further considered the qualifications, experience and capabilities of the DIFA investment professionals who would have primary portfolio management responsibilities for the SCE Fund. The Board noted that DIFA is a series of Macquarie Investment Management

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Business Trust (“Macquarie”), a global diversified asset management firm with $250 billion in assets under management as of June 30, 2018, and would benefit from certain resources of the Macquarie organization.

The Board also considered the qualifications, experience and capabilities of the Jacobs Levy investment professionals who would have primary portfolio management responsibilities for the SCE Fund. The Board noted that Jacobs Levy was founded in 1986 by Bruce I. Jacobs, Ph.D., and Kenneth N. Levy, CFA, who are co-Chief Investment Officers of Jacobs Levy and would serve as portfolio managers to the proposed Jacobs Levy Strategy for the SCE Fund. The Board also noted that Jacobs Levy had more than $8.4 billion in assets under management as of June 30, 2018.

The Board considered that the Adviser intended to allocate approximately 24% of the SCE Fund’s assets to the DIFA Strategy and approximately 18% of the SCE Fund’s assets to the Jacobs Levy Strategy. The Board noted the Adviser’s determination that the New Sub-Advisers’ strategies were expected to complement the other strategies currently utilized in the SCE Fund. The Board considered the Adviser’s determination that the addition of the New Sub-Advisers would improve the risk profile of the SCE Fund, establish a more balanced portfolio and provide diversification benefits all in a manner consistent with the risk and return objectives of the SCE Fund.

While noting that past performance does not indicate future results, the Board considered each of the DIFA Strategy’s and Jacobs Levy Strategy’s composite performance history versus the applicable benchmark index, the Russell 2000® Index and the Russell 2000® Value Index, respectively. With respect to DIFA, the Board observed that the composite performance of the DIFA Strategy, gross of fees for the periods ended June 30, 2018, versus its benchmark, had been favorable over historical time periods (evaluated since September 2001). The Board noted that the DIFA Strategy had outperformed its benchmark index over the year-to-date, one-, three-, five- and seven-year and analysis periods ended June 30, 2018. With respect to the Jacobs Levy Strategy, the Board observed that the composite performance, gross of fees for the periods ended June 30, 2018, versus the benchmark, had been favorable over historical time periods (evaluated since January 2009). The Board noted that the Jacobs Levy Strategy had outperformed its benchmark index over the one-, three-, five- and seven-year and analysis periods ended June 30, 2018.

The Board noted that the Adviser plans to engage a transition manager to re-allocate separate portions of the SCE Fund’s assets to the New Sub-Advisers. The Board reviewed the Adviser’s estimate of the costs of the transition of assets and estimated the time that it would take the SCE Fund to recover such costs. In connection with a discussion of the costs, the Adviser noted that the transition would entail the sale and purchase of small cap, domestic equities, which have more limited liquidity and, therefore, may entail higher transaction costs than securities in the large cap, domestic market.

Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the New Sub-Advisers would provide investment management services that are appropriate in scope and that the fees paid to each New Sub-Adviser by the SCE

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Fund under its respective New Sub-Advisory Agreement are fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of each of the New Sub-Advisers. In addition, since January 1, 2017, the beginning of the Trust’s prior fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or a material proposed transaction to which each New Sub-Adviser, any parent or subsidiary of each of the New Sub-Advisers or any subsidiary of a parent of such entities was, or is to be, a party.

Information Regarding the New Sub-Advisers. Each of the New Sub-Advisers serve as the sub-adviser to a separate assigned portion of the SCE Fund’s portfolio.

DIFA. DIFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is a global diversified asset management firm with approximately $253.3 billion in AUM as of September 30, 2018, across equities, fixed income, multi-asset and alternative strategies. The DIFA Small-Cap Core Equity Team manages the firm’s assigned portion of the SCE Fund. The team is made up of five portfolio managers and is led by Francis X. Morris, Executive Director and Chief Investment Officer – Core Equity. The other members of the team, who each hold the title of Vice President and Senior Portfolio Manager, are: Christopher S. Adams, CFA; Michael S. Morris, CFA; Donald G. Padilla, CFA; and David E. Reidinger. Messrs. Adams, Morris and Padilla have served as portfolio managers with the firm for more than five years. Mr. Reidinger joined the team in 2016, and prior to this, he spent 12 years as a Senior Analyst and Portfolio Manager at Chartwell Investment Partners. More information about DIFA is provided in Appendix C.

Jacobs Levy. Jacobs Levy is a New Jersey based investment adviser with more than $9.2 billion in AUM as of September 30, 2018. The firm was co-founded in 1986 by Bruce I. Jacobs, Ph.D., and Kenneth N. Levy, CFA, who are Principals, Co-Chief Investment Officers, Portfolio Managers and Co-Directors of Research. Dr. Jacobs and Mr. Levy have ultimate investment management responsibility for the firm’s assigned portion of the SCE Fund. More information about Jacobs Levy is provided in Appendix E.

Comparison of the Management Fees. The overall management and advisory fees paid by the SCE Fund did not change as a result of the appointments of the New Sub-Advisers compared to the overall management and advisory fees paid by the SCE Fund prior to the effective date of the New Sub-Advisory Agreements. The SCE Fund, and not the Adviser, pays the sub-advisory fees to each New Sub-Adviser directly; therefore, the appointment of the New Sub-Advisers is not expected to affect the Adviser’s profitability with respect to the SCE Fund.

Prior to the effectiveness of the New Sub-Advisory Agreements, the Institutional Class and Investor Class of the SCE Fund paid an overall management and advisory fee of 0.92% of average daily net assets for the year ended December 31, 2017. For the fiscal year ended December 31, 2017, the overall management and advisory fees paid by the SCE Fund to the

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Adviser and the sub-advisers to the SCE Fund, both as a dollar amount and as a percentage of the SCE Fund’s average daily net assets, were $1,786,534 (0.33%) and $3,221,374 (0.59%), respectively.

Description of the New Sub-Advisory Agreements. The New Sub-Advisory Agreements became effective on September 14, 2018, and the New Sub-Advisers began providing services to the SCE Fund on September 28, 2018. This description of the New Sub-Advisory Agreements is qualified in its entirety by the Forms of Sub-Advisory Agreement, which are included in Appendix D and F. The terms of the New Sub-Advisory Agreements are substantially similar to the investment sub-advisory agreements between the Trust, the Adviser and the SCE Fund’s other sub-advisers, including RBC, except as to: (1) the effective date; (2) compensation; (3) updated provisions regarding indemnification and the duties of the sub-adviser to reflect evolving industry standards and to specify in greater detail certain duties of the sub-adviser, including duties related to brokerage arrangements, the aggregation of portfolio transactions, assistance with the valuation of portfolio securities, assistance with the preparation of filings and reports and with information regarding class action claims, and obligations with respect to compliance matters; and (4) a provision permitting the New Sub-Advisers to use persons employed by a “participating affiliate” to provide, or assist in providing, discretionary investment advisory services under the New Sub-Advisory Agreements to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant position of the SEC and its staff. Each New Sub-Advisory Agreement will continue in effect for an initial term of two years. Thereafter, each New Sub-Advisory Agreement will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Trust, and also, in either event, if approved by a majority of the Independent Trustees.

Under the New Sub-Advisory Agreements, the New Sub-Advisers manage the assets of the SCE Fund that are allocated to them by the Adviser. Each New Sub-Adviser has discretion pursuant to the respective New Sub-Advisory Agreement to purchase and sell securities for its respective allocated segment of the SCE Fund’s assets in accordance with the SCE Fund’s objectives, policies and restrictions and the more specific strategies and guidelines provided by the Adviser. Although the New Sub-Advisers are subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The New Sub-Advisory Agreements recognize that the New Sub-Advisers may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the firm with research, analysis, advice or similar services. The New Sub-Advisory Agreements also provide that the New Sub-Advisers will (1) maintain all books and records required to be maintained by them pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions the New Sub-Advisers effect on behalf of the SCE Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the SCE Fund’s performance with respect to the New Sub-Advisers’ investments on the SCE Fund’s behalf and make available to the Board and the Adviser any

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economic, statistical and investment services that the New Sub-Advisers normally make available to their institutional investors or other customers.

The New Sub-Advisory Agreements do not protect the New Sub-Advisers against liability to the SCE Fund or its shareholders to which the firms might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of or breach of their duties and obligations under the New Sub-Advisory Agreements. The New Sub-Advisory Agreements will terminate automatically with respect to the SCE Fund upon assignment or upon the termination of the SCE Fund’s Advisory Agreement with the Adviser. The New Sub-Advisory Agreements may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

II.	All Funds: Election of Trustee to the Board of Trustees of the Trust

A.	Overview

GuideStone Financial Resources, as majority shareholder of the Trust, has elected David B. McMillan to the Board, effective February 1, 2019. The Trust’s Amended and Restated Trust Instrument, dated May 1, 2017, provides that Mr. McMillan will hold office until his resignation, removal or mandatory retirement. Mr. McMillan will serve as an Independent Trustee.

B.	Information Regarding the Board of Trustees

The operations of each Fund are under the supervision of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Upon effectiveness of the election of Mr. McMillan, the Board will be comprised of 10 individuals: Randall T. Hahn, D.Min., and John R. Morris, each of whom is an “interested person” of the Trust (“Interested Trustees”), as the term “interested person” is defined in Section 2(a)(19) of the 1940 Act, and William Craig George, Barry D. Hartis, Grady R. Hazel, Christopher W. Kersey, MD, MBA, Joseph A. Mack, David B. McMillan, Franklin R. Morgan and Kyle L. Tucker, each of whom is an Independent Trustee. Mr. George serves as Chairman of the Board. During the fiscal year ended December 31, 2017, the Board held four regular meetings and four special meetings. All of the Trustees who served as such during the entirety of the previous fiscal year attended at least 75% of the Board meetings held during that period. Unlike public operating companies, mutual funds do not typically hold annual shareholder meetings. Accordingly, the Trust does not have a policy pertaining to attendance at annual shareholder meetings by members of the Board.

The Trustees (including Mr. McMillan) of the Trust, their years of birth, business addresses and principal occupations and directorships during the past five years are set forth in the following table.

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Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
INDEPENDENT TRUSTEES
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 - present; Chief Credit Officer, CapStone Bank, 2011 – 2014	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 - present.	24	GuideStone Financial Resources – Board of Trustees Member, 2004 – 2012; GuideStone Funds – Board of Trustees, Interested Trustee, 2005 – 2012.
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015; Executive Director, Society of Louisiana CPAs, 1995 – 2012.	24

Neighbors Federal Credit Union — Vice-Chairman of the Board; Stonetrust Commercial Insurance Company — Board of
Directors Member and Chairman of Audit Committee; State Board of Certified Public

Accountants of Louisiana — Board Member.

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Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Christopher W. Kersey, MD, MBA (1969) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2017	Founding Managing Partner, Havencrest Healthcare Capital Partners, 2016 – present; Managing Member and Partner, Camden Partners Holdings, LLC – Registered Investment Adviser, 2008 – 2016.	24

Essence Group Holdings Corporation — Board of Directors Member, 2011 — 2017; IPG — Board of Directors Member, 2013 — 2016; Metabolon — Board of Directors Member, 2013 — 2016; Paragon Bioservices — Board of Directors Member

2013 — 2016; PatientSafe Solutions — Board of Directors Member 2010 — 2017; Johns Hopkins Medicine International — Chairman of the Board, 2011 — present; Johns Hopkins Medicine — Board of Trustees Member, 2010 — present; The

Johns Hopkins Hospital — Board of Trustees Member, 2010 — present; The Johns Hopkins Hospital Endowment Fund — Board of Directors Member, 2010 — present; The Johns Hopkins Carey Business

School — Member of the Health Care Advisory Board of Directors, 2012 — present.

Joseph A. Mack (1939) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2002	Independent Consultant, 2010 - present; Director of Public Policy, North Greenville University, 2011 - 2016; Contractor, Interim Director of Public Policy, South Carolina Baptist Convention, 2017; Contractor, South Carolina Citizens for Life, 2014 - present.	24	None

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Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Chief Executive Officer, INEA International / VHSC Cement, 2015 – 2017.	24	GuideStone Financial Resources – Board of Trustees Member, July 2010 – June 2018; GuideStone Financial Resources – Chairman of the Audit Committee, July 2013 – June 2018; GuideStone Capital Management, LLC, Board of Directors Member, July 2011 – June 2018; GuideStone Capital Management, LLC – Chairman of the Board of Directors, July 2013 – June 2018; GuideStone Investment Services – Chairman of the Board of Directors, May 2014 – June 2018; GuideStone Resource Management, Inc. – Chairman of the Board of Directors, May 2014 – June 2018.
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	24	None
Kyle L. Tucker (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2013	Vice President and Financial Advisor, CAPTRUST Financial Advisors, 2006 – present.	24	Fellowship of Christian Athletes (NC) Triangle Board, 2012 — 2015; NC Values Coalition Board, 2015 — present; Institute for Faith and Family, 2015 — present; College Golf Fellowship, 2012 — Present.
INTERESTED TRUSTEES[2]
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	24	GuideStone Financial Resources – Board of Trustees Member, June 2015 – present.

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Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
John R. Morris (1938) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2017	Vice President and Broker-in-Charge, Hound Ears Club, Inc., 2010 – 2018.	24	GuideStone Financial Resources – Chairman, June 2018 – present; GuideStone Financial Resources — Board of Trustees Member, June 2012 — present; GuideStone Capital Management, LLC, Board of Directors Member, May 2014 — present; GuideStone Investment Services, Board of Directors Member, July 2012 — present; GuideStone Resource Management, Inc., Board of Directors Member, May 2014 — present.
OFFICERS WHO ARE NOT TRUSTEES[3]
Ron W. Bass (1966) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and AML Officer	Since 2009	Director of Asset Management Compliance, GuideStone Financial Resources, June 2009 - present.	N/A	N/A
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President — Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present; Director, Funds Administration and Operations, GuideStone Financial Resources, 2009 – 2014.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A

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Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee
Matt L. Peden (1967) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Legal Officer and Secretary	Since 2017	Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – present; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 – 2015.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Financial Officer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
(1)

Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.

(2)	Dr. Hahn and Mr. Morris are Interested Trustees of the Trust due to their positions on the Board of Trustees of GuideStone Financial Resources.
(3)	The officers of the Trust may be deemed to be affiliates of the Adviser due to their positions with the Adviser and/or GuideStone Financial Resources.

In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee (including Mr. McMillan):

William Craig George. Mr. George has been the Chairman of the Board since January 2015 and a member of the Board since September 2004. He has been employed with First National Bank of PA since 2011 and currently serves as the Senior Credit Officer. In his role with First National Bank of PA, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.

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Randall T. Hahn, D.Min. Dr. Hahn is the Senior Pastor at The Heights Baptist Church in Colonial Heights, Virginia, where he has served since 2002. He holds a Bachelor of Arts degree from Texas A&M University, a Master of Theology degree from Dallas Theological Seminary and a Doctor of Ministry degree from Southeastern Baptist Theological Seminary. Dr. Hahn currently serves on the Board of Trustees of GuideStone Financial Resources.

Barry D. Hartis. Mr. Hartis is currently self-employed as a certified public accountant (“CPA”). Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.

Grady R. Hazel. Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self-employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. Prior to that role, he was employed by the Society of Louisiana CPAs as an Executive Director. He is currently Vice-Chairman of the Board of Directors of Neighbors Federal Credit Union. In addition, he serves on the board of Stonetrust Commercial Insurance Company, where he is also Chairman of the Audit Committee. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.

Christopher W. Kersey, MD, MBA. Dr. Kersey is the Founding Managing Partner at Havencrest Healthcare Capital Partners. Previously, he was a Managing Member and Partner of Camden Partners Holdings, LLC, an SEC-registered investment adviser that provides services to private investment funds. In this capacity, he focused on private equity investments in the health care and business services industries. Dr. Kersey currently serves on multiple Johns Hopkins boards as well as serving on the boards of directors for several portfolio companies. Dr. Kersey holds a Bachelor of Arts degree in Human Biology from Stanford University, a Master of Business Administration degree in Finance from Harvard Business School and a Doctor of Medicine degree from Emory University School of Medicine.

Joseph A. Mack. Mr. Mack served as the Chairman of the Board from June 2005 until January 2015 and has been a member of the Board since March 2002. He currently serves as an independent consultant and is the former Director of Office of Public Policy of the South Carolina Baptist Convention, where he served for 12 years. Prior to that role, he served the state of South Carolina as the Deputy Director of the state’s Retirement System, Deputy Director of the Division of Human Management and Deputy Executive Director of the Budget and Control Board. Mr. Mack has also served on several foundations and committees. He received a Bachelor of Science degree in Business Administration from Florida State University.

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David B. McMillan. Mr. McMillan is Chief Executive Officer (“CEO”) and Founder of Peridot Energy LLC, which today primarily provides senior management and consulting services to startup companies, since 2008. From 2015 to 2017, he was CEO of INEA International / VHSC Cement, a private equity sponsored company with patented technology for converting fly ash into PozzoSlag, a replacement for Portland Cement in concrete. Mr. McMillan has previously served as a member of the Board of Trustees of GuideStone Financial Resources from 2010 to 2018, where he was Chairman of the Audit Committee from 2013 to 2018; member of the Board of Directors of the Adviser from 2011 to 2018, where he served as Chairman from 2013 to 2018; Chairman of the Board of Directors of GuideStone Investment Services from 2014 to 2018; and Chairman of the Board of Directors of GuideStone Resource Management, Inc. from 2014 to 2018. He holds a Bachelor of Science degree in Chemical Engineering, cum laude, from Texas A&M University. In addition, Mr. McMillan is a member of the American Institute of Chemical Engineers.

Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and its predecessor firms for 41 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.

John R. Morris. Mr. Morris was Vice President and Broker-in-Charge at Hound Ears Club, Inc., a captive real estate office. Mr. Morris currently serves as Chairman to the Board of Trustees of GuideStone Financial Resources and serves on the Board of Directors of the Adviser, the Board of Directors of GuideStone Investment Services and the Board of Directors of GuideStone Resource Management, Inc. Mr. Morris holds a Bachelor of Arts degree from Wheaton College and graduate degrees from both the American Institute of Banking and Stonier Graduate School of Banking, Rutgers, The State University of New Jersey.

Kyle L. Tucker. Mr. Tucker currently serves as Vice President and Financial Advisor at CAPTRUST Financial Advisors. In this capacity, he provides advice to retirement plans and personal investment accounts, such as designing and implementing customized financial plans, developing investment models and selecting and monitoring of mutual funds and investment managers. Mr. Tucker holds a Bachelor of Science degree in Business Management from North Carolina State University. In addition, he is a CERTIFIED FINANCIAL PLANNER (CFP®) and holds the Series 6, 7 and 66 securities registrations.

Board Role in Risk Oversight. The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. Examples of prominent risks include investment risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting

15

between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Trust’s Chief Compliance Officer, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the Trust’s Chief Compliance Officer and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Leadership Structure. The Chairman of the Board is an Independent Trustee and holds no management position with the Trust or its Adviser, sub-advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.

Information About Each Trustee’s Qualifications, Experience, Attributes or Skills. GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and Interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal

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is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.

While the Board has not adopted a specific policy on diversity, it takes overall diversity into account when considering and evaluating nominees for Trustee. The Board generally considers the manner in which each Trustee’s professional experience, background, skills and other individual attributes (such as involvement in Southern Baptist and other evangelical missions and ministries) will contribute to the effectiveness of the Board.

Committees. Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, McMillan (upon commencement of his service on the Board), Morgan and Tucker and Dr. Kersey. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2017, there were three meetings of the Audit Committee.

Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Hartis and Morgan and Dr. Hahn, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the Chief Compliance Officer of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2017, there were six meetings of the Compliance and Risk Committee.

Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel and Tucker and Dr. Kersey. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or sub-advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established

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in August 2011. During the fiscal year ended December 31, 2017, there were six meetings of the Investment Management Committee.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. George, Hartis, Hazel, Mack, McMillan (upon commencement of his service on the Board), Morgan and Tucker and Dr. Kersey. Pursuant to its charter, the Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2017, there was one meeting of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including but not limited to, the general knowledge, background and experience of the nominee. Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership. The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness. In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of the Trust. Shareholders owning 50% or more of the outstanding voting securities of the Trust can submit recommendations in writing to the attention of Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.

Securities and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (including Mr. McMillan) in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of September 30, 2018.

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Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
Randall T. Hahn, D.Min.

$10,001-$50,000 in the Low-Duration Bond Fund

$10,001-$50,000 in the Medium-Duration Bond Fund

$10,001-$50,000 in the Extended-Duration Bond Fund

$10,001-$50,000 in the Global Bond Fund

$50,001-$100,000 in the Defensive Market Strategies Fund

$1-$10,000 in the Global Real Estate Securities Fund

$50,001-$100,000 in the Value Equity Fund

$50,001-$100,000 in the Growth Equity Fund

$10,001-$50,000 in the Small Cap Equity Fund

$50,001-$100,000 in the International Equity Fund

$10,001-$50,000 in the Emerging Markets Equity Fund

Over $100,000
John R. Morris	NONE	NONE
INDEPENDENT TRUSTEES
William Craig George	NONE	NONE
Barry D. Hartis	NONE	NONE
Grady R. Hazel	NONE	NONE
Christopher W. Kersey, MD, MBA	NONE	NONE
Joseph A. Mack	$50,001-$100,000 in the Strategic Alternatives Fund $50,001-$100,000 in the Defensive Market Strategies Fund	Over $100,000
David B. McMillan	$10,001-$50,000 in the Defensive Market Strategies Fund $10,001-$50,000 in the Equity Index Fund $10,001-$50,000 in the Growth Equity Fund	Over $100,000
Franklin R. Morgan	NONE	NONE
Kyle L. Tucker	$1-$10,000 in the Growth Allocation Fund $1-$10,000 in the Aggressive Allocation Fund	$1-$10,000

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of September 30, 2018.

As of November 29, 2018, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, sub-advisers or underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, sub-advisers or underwriter.

Compensation. The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.

Other Information. Dr. Hahn and Mr. Tucker’s spouse are participants in the Southern Baptist Churches 403(b)(9) Retirement Plan established and maintained by GuideStone Financial Resources. Mr. Mack is a participant in the 403(b)(9) Retirement Plan for the South Carolina Baptist Convention established and maintained by GuideStone Financial Resources.

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III.	Additional Information

Portfolio Transactions. To the extent permitted by law and in accordance with procedures established by the Board, each Fund of the Trust may engage in brokerage transactions with brokers that are affiliates of the Adviser or a Fund’s sub-adviser(s), with brokers who are affiliates of such brokers or with unaffiliated brokers who trade or clear through affiliates of the Adviser or a Fund’s sub-adviser(s). For the fiscal year ended December 31, 2017, the SCE Fund did not pay commissions to any affiliated brokers.

Shareholder Communications. The Board has provided for a process by which shareholders may send communications to the Board. If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Matthew A. Wolfe, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Matthew A. Wolfe
Chief Legal Officer and Secretary

December 7, 2018

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APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF NOVEMBER 15, 2018

Fund	Institutional Class	Investor Class
MyDestination 2015 Fund	10,416,762.430	50,010,832.938
MyDestination 2025 Fund	25,659,426.547	90,615,220.210
MyDestination 2035 Fund	18,368,510.722	55,056,781.747
MyDestination 2045 Fund	17,797,423.881	39,786,494.027
MyDestination 2055 Fund	4,182,593.050	7,396,088.759
Conservative Allocation Fund	7,791,155.899	36,507,781.140
Balanced Allocation Fund	25,745,182.196	101,719,146.255
Growth Allocation Fund	21,502,736.097	74,933,074.872
Aggressive Allocation Fund	15,251,779.731	67,956,235.279
Money Market Fund	295,344,136.580	870,219,543.300
Low-Duration Bond Fund	46,774,266.031	23,011,841.111
Medium-Duration Bond Fund	89,156,111.870	18,700,774.433
Extended-Duration Bond Fund	6,993,663.185	6,427,393.634
Global Bond Fund	45,295,065.568	12,246,442.763
Strategic Alternatives Fund	31,999,279.351	6,866,129.824
Defensive Market Strategies Fund	53,436,739.419	29,248,316.776
Equity Index Fund	38,185,061.486	17,690,085.101
Global Real Estate Securities Fund	15,036,271.248	9,214,274.577
Value Equity Fund	34,776,935.566	16,984,016.111
Growth Equity Fund	29,586,852.120	25,032,087.815
Small Cap Equity Fund	15,525,521.002	14,789,258.006
International Equity Index Fund	57,613,710.025	N/A
International Equity Fund	59,415,064.497	21,452,763.953
Emerging Markets Equity Fund	41,492,329.488	7,302,423.942

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	28,805,674.084	58%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	8,062,510.646	16%
MyDestination 2015 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	7,903,233.979	16%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	55,608,752.638	61%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	16,373,830.731	18%
MyDestination 2025 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	12,063,242.240	13%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	33,773,937.860	61%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	10,223,924.625	19%
MyDestination 2035 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,054,661.391	15%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	24,334,703.638	61%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	7,274,312.934	18%
MyDestination 2045 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	6,162,179.073	15%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,134,091.210	56%
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,600,223.910	22%
MyDestination 2055 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,271,593.046	17%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	18,100,200.357	50%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	9,186,855.634	25%
Conservative Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,914,270.204	8%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	62,846,504.595	62%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	24,762,960.780	24%
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	45,847,683.856	61%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	19,960,962.586	27%
Growth Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,979,691.183	7%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	46,846,477.261	69%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	14,658,591.184	22%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	212,572,203.880	25%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	79,108,482.660	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund Investor Class	GuideStone Financial Resources Money Mkt Liq International Equity Fd PO Box 2190 Dallas, TX 75221-2190	75,226,846.380	9%
Money Market Fund Investor Class	GuideStone Financial Resources Money Mkt Liq Growth Equity Fund PO Box 2190 Dallas, TX 75221-2190	61,872,970.650	7%
Money Market Fund Investor Class	GuideStone Financial Resources Money Mkt Liq Med-Duration Bond Fd PO Box 2190 Dallas, TX 75221-2190	59,944,444.150	7%
Money Market Fund Investor Class	GuideStone Financial Resources Capital Preservation Fund PO Box 2190 Dallas, TX 75221-2190	46,636,670.210	5%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,166,078.060	40%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,006,810.524	22%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	2,709,550.377	12%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	1,729,591.117	8%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,712,705.809	47%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,684,430.783	25%
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	3,730,462.816	58%
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,693,168.148	26%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,406,731.757	36%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,374,276.075	19%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	1,292,160.743	11%
Global Bond Fund Investor Class	National Financial Services LLC FBO Our Customer Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	909,363.712	7%
Global Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	728,741.692	6%
Strategic Alternatives Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,186,796.646	32%
Strategic Alternatives Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,822,312.996	27%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	707,538.106	10%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Unfunded Deferred Compensation Plan (UDC) PO Box 2190 Dallas, TX 75221-2190	512,705.387	7%
Strategic Alternatives Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	501,830.976	7%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	11,368,286.491	39%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	6,306,130.520	22%
Defensive Market Strategies Fund Investor Class	National Financial Services LLC FBO Our Customer Attn Mutual Funds Dept 4th Floor 499 Washington Blvd Jersey City, NJ 07310-2010	3,604,200.019	12%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,311,550.455	53%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,839,891.973	27%
Equity Index Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,179,237.343	7%
Global Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	5,050,943.942	55%
Global Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,453,651.336	27%
Global Real Estate Securities Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	474,581.552	5%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,897,939.444	58%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,307,107.834	25%
Value Equity Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	852,001.928	5%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	15,639,588.167	62%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	6,163,081.691	25%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,308,099.529	63%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,693,559.602	25%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	12,132,840.874	57%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,519,932.261	26%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	3,102,174.664	42%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,561,359.070	21%
Emerging Markets Equity Fund Investor Class	LPL Financial (FBO) Customer Accounts Attn Mutual Fund Operations PO Box 509046 San Diego, CA 92150-9046	682,533.350	9%
Emerging Markets Equity Fund Investor Class	TD Ameritrade Inc (FBO) Our Customers PO Box 2226 Omaha, NE 68103-2226	422,513.426	6%
MyDestination 2015 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	8,607,205.854	83%
MyDestination 2015 Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	913,060.540	9%
MyDestination 2015 Fund Institutional Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	796,426.525	8%
MyDestination 2025 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	20,302,175.056	79%
MyDestination 2025 Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	1,578,160.581	6%
MyDestination 2035 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	14,999,243.393	82%
MyDestination 2035 Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	1,298,187.519	7%
MyDestination 2045 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	14,604,079.484	82%
MyDestination 2045 Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	1,569,188.814	9%
MyDestination 2055 Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,350,695.670	80%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2055 Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	270,418.079	6%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	6,101,946.172	78%
Conservative Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	798,405.650	10%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	19,188,417.224	75%
Balanced Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	4,411,788.900	17%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	18,968,158.938	88%
Growth Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	1,806,065.210	8%
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	12,956,462.899	85%
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	1,814,469.966	12%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	72,457,847.530	25%
Money Market Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	27,282,459.120	9%
Money Market Fund Institutional Class	GuideStone Financial Resources Money Mkt Liq International Equity Index Fd PO Box 2190 Dallas, TX 75221-2190	22,181,870.6	8%
Money Market Fund Institutional Class	The Southern Baptist Theological Seminary 2825 Lexington Road Louisville, KY 40206	21,266,837.900	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	20,227,020.940	7%
Money Market Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	20,116,610.110	7%
Money Market Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	18,840,190.890	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Baylor University Ret Plan PO Box 2190 Dallas, TX 75221-2190	18,236,046.080	6%
Money Market Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	15,184,738.890	5%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	18,464,044.397	39%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,438,479.118	16%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	7,065,265.358	15%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,843,594.120	8%
Low-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,545,457.045	5%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	25,391,738.533	28%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	21,433,761.924	24%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	10,944,956.565	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,754,287.490	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	8,483,861.149	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,634,362.776	5%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,055,378.308	58%
Extended-Duration Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,432,821.393	20%
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,123,131.019	16%
Global Bond Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	14,114,365.705	31%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	9,414,612.202	21%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	6,658,162.135	15%
Global Bond Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,999,365.076	11%
Global Bond Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,188,302.929	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas, TX 75221-2190	7,116,457.558	22%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,019,020.416	19%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 2190 Dallas, TX 75221-2190	3,774,390.961	12%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,973,696.082	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	2,840,879.327	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,789,015.046	9%
Strategic Alternatives Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,516,832.607	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,220,548.371	23%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	10,029,830.550	19%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	5,295,943.511	10%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,193,605.425	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Operating Reserves Tier 2 PO Box 2190 Dallas, TX 75221-2190	3,702,025.977	7%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,242,615.199	6%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,915,861.880	5%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas, TX 75221-2190	2,888,830.266	5%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	9,722,007.215	25%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	8,968,984.764	23%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	7,914,282.095	21%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	3,549,084.574	9%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,487,294.985	7%
Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 2190 Dallas, TX 75221-2190	2,313,203.116	6%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,188,138.419	28%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,655,033.810	24%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,521,168.426	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	1,216,073.241	8%
Global Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,102,059.568	7%
Global Real Estate Securities Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	1,061,598.783	7%
Value Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,113,119.759	35%
Value Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	10,165,099.775	29%
Value Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,537,116.209	22%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,116,454.283	6%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	9,689,067.819	33%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,047,545.870	27%
Growth Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,783,227.732	20%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,421,185.508	12%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,837,828.002	18%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,240,002.679	14%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,055,740.964	13%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,728,020.588	11%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,613,963.324	10%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	1,463,206.047	9%
Small Cap Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	1,284,037.873	8%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	16,915,177.391	29%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	15,667,253.504	27%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	13,895,846.787	24%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	6,176,872.139	11%
International Equity Index Fund Institutional Class	GuideStone Financial Resources MyDestination 2055 Fund PO Box 2190 Dallas, TX 75221-2190	4,044,467.882	7%
International Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	21,090,526.659	35%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of November 15, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	17,323,001.412	29%
International Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,442,582.294	21%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	9,134,094.521	22%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,274,134.222	18%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,273,710.406	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	5,236,414.629	13%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	4,873,272.074	12%
Emerging Markets Equity Fund Institutional Class	GuideStone Financial Resources MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	4,322,863.996	10%

APPENDIX C

MORE INFORMATION ABOUT DELAWARE INVESTMENTS FUND ADVISERS

Delaware Investments Fund Advisers (“DIFA”), with principal offices at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, has been a registered investment advisor since 1939. As of September 30, 2018, DIFA and its affiliates managed approximately $253.3 billion in assets under management across multiple asset classes in various institutional or separately managed investment company and insurance accounts.

Listed below are the names, addresses and principal occupations during the past two fiscal years for the directors or officers of DIFA:

Name	Position(s) with DIFA/Principal Occupations
Shawn Lytle	President, DIFA; President/Chief Executive Officer, Delaware Funds® by Macquarie and Optimum Fund Trust; Various Executive Capacities, Macquarie Investment Management
Roger A. Early	Executive Vice President/Executive Director, Global Co-Head of Fixed Income, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Dominic Janssens	Executive Vice President/Global Chief Operations Officer, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
John Leonard

Executive Vice President/Global Chair of Equities, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management (March 2017 – present); Global Head of Equities, UBS Global Asset Management (April 2008 – February 2017)

Alexander Alston	Senior Vice President/Co-Head of Private Placements Analysts, DIFA; Various Executive Capacities, Macquarie Investment Management
Wayne A. Anglace	Senior Vice President/Senior Portfolio Manager, DIFA; Various Executive Capacities, Macquarie Investment Management
Joseph R. Baxter	Senior Vice President/Head of Municipal Board Department/Senior Portfolio Manager, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Christopher S. Beck	Senior Vice President/Chief Investment Officer – Small Cap Value/Mid-Cap Value Equity, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
David Brenner	Senior Vice President/Chief Administration Officer, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management

Name	Position(s) with DIFA/Principal Occupations
Adam H. Brown	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Stephen J. Busch

Senior Vice President/Head of Separately Managed Account Operations and Fund Oversight, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management; Senior Vice President/Investment Accounting, Optimum Fund Trust

Michael F. Capuzzi	Senior Vice President/Head of Investment Operations, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Liu-Er Chen	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
David F. Connor	Senior Vice President/General Counsel/Secretary, DIFA, Delaware Funds® by Macquarie and Optimum Fund Trust; Various Executive Capacities, Macquarie Investment Management
Stephen J. Czepiel	Senior Vice President/Senior Portfolio Manager, DIFA; Various Executive Capacities, Macquarie Investment Management
Craig C. Dembek	Senior Vice President/Co-Head of Credit Research, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Joseph Devine	Senior Vice President/Chief Investment Officer, Global Ex-US Equities, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
W. Alexander Ely	Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Brad Frischberg	Senior Vice President/Chief Investment Officer, Global Listed Infrastructure, DIFA; Various Executive Capacities, Macquarie Investment Management
Stuart M. George	Senior Vice President/Head of Equity Trading, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Gregory A. Gizzi	Senior Vice President/Senior Portfolio Manager, DIFA; Various Executive Capacities, Macquarie Investment Management

Name	Position(s) with DIFA/Principal Occupations
Edward A. Gray	Senior Vice President/Chief Investment Officer – Global and International Value Equity and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Paul Grillo	Senior Vice President/Co-Chief Investment Officer – Total Return Fixed Income Strategies, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Brian J. Hannon	Senior Vice President/High Yield Trader, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Sharon Hill	Senior Vice President/Head of Equity Quantitative Research and Analytics, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
J. David Hillmeyer	Senior Vice President/Senior Portfolio Manager, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
James L. Hinkley	Senior Vice President/Head of Product Management, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Cynthia I. Isom	Senior Vice President/Senior Portfolio Manager, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
John H. Kim	Senior Vice President/Legal, DIFA; Various Executive Capacities, Macquarie Investment Management
Frank G. LaTorraca	Senior Vice President/Co-Head of Private Placements, DIFA; Various Executive Capacities, Macquarie Investment Management
Brian McDonnell

Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst, DIFA, Delaware Funds® by Macquarie and Optimum Fund Trust; Various Executive Capacities, Macquarie Investment Management

John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Francis X. Morris	Senior Vice President/Chief Investment Officer – Core Equity, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management

Name	Position(s) with DIFA/Principal Occupations
Brian L. Murray, Jr.

Senior Vice President/Global Chief Compliance Officer, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management; Vice President/Chief Compliance Officer, Optimum Fund Trust

Susan L. Natalini	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
D. Tysen Nutt	Senior Vice President/Senior Portfolio Manager/Team Leader – Large-Cap Value Equity, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Philip O. Obazee	Senior Vice President/Head of Derivatives, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Terrance M. O’Brien	Senior Vice President/Head of Portfolio Analytics, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Mansur Z. Rasul	Senior Vice President/Portfolio Manager/Head of Emerging Markets Credit Trading, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Richard Salus

Senior Vice President/Global Head of Fund Administration, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management; Senior Vice President/Chief Financial Officer, Optimum Fund Trust

Neil Siegel

Senior Vice President/Chief Marketing and Product Officer, DIFA; Senior Vice President/Senior Portfolio Manager, Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management

Jennifer Walker

Senior Vice President/Global Head of Client Administration, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management (May 2017 – present); Global Head of Client Service, UBS Wealth Management, Americas (tenure at UBS: October 1996 – May 2017)

Babak Zenouzi	Senior Vice President/Chief Investment Officer – Real Estate Securities and Income Solutions, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Gary T. Abrams	Vice President/Head of International Equity Trading, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Christopher S. Adams	Vice President/Senior Portfolio Manager, DIFA; Various Executive Capacities, Macquarie Investment Management

Name	Position(s) with DIFA/Principal Occupations
Damon J. Andres	Vice President/Senior Portfolio Manager, DIFA; Various Executive Capacities, Macquarie Investment Management
Patricia L. Bakely	Vice President/Chief Financial Officer/Treasurer, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Mary Ellen M. Carrozza	Vice President/Institutional Client Services, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Steven G. Catricks	Vice President/Portfolio Manager/Equity Analyst, DIFA; Various Executive Capacities, Macquarie Investment Management
Jamie Chiarieri	Vice President/Senior Private Placements Analyst, DIFA; Various Executive Capacities, Macquarie Investment Management
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary, DIFA, Delaware Funds® by Macquarie and Optimum Fund Trust; Various Executive Capacities, Macquarie Investment Management
Kishor K. Daga	Vice President/Institutional Account Services, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Michael E. Dresnin

Vice President/Associate General Counsel/Assistant Secretary, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management; Vice President/Deputy General Counsel/Assistant Secretary, Optimum Fund Trust

Joel A. Ettinger	Vice President/Taxation, DIFA, Delaware Funds® by Macquarie and Optimum Fund Trust; Various Executive Capacities, Macquarie Investment Management
William J. Fink	Vice President/Deputy Chief Compliance Officer, DIFA; Various Executive Capacities, Macquarie Investment Management
Joseph Fiorilla	Vice President/Trading Operations, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Denise A. Franchetti	Vice President/Portfolio Manager/Senior Research Analyst, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Daniel V. Geatens	Vice President/Director of Financial Administration, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management; Vice President/Treasurer, Optimum Fund Trust
Stephen Hoban	Vice President/Controller, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management

Name	Position(s) with DIFA/Principal Occupations
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Michael Q. Mahoney	Vice President/Fund Administration, DIFA; Various Executive Capacities, Macquarie Investment Management
Andrew McEvoy	Vice President/Trade Settlements, DIFA, Delaware Funds® by Macquarie and Optimum Fund Trust; Various Executive Capacities, Macquarie Investment Management
Peter T. Pan	Vice President/Head of US SMA Trading, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
William Speacht	Vice President/Deputy Chief Compliance Officer, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
John C. Van Roden III	Vice President/Head of Municipal Trading, DIFA and Delaware Funds® by Macquarie; Various Executive Capacities, Macquarie Investment Management
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary, DIFA, Delaware Funds® by Macquarie and Optimum Fund Trust; Various Executive Capacities, Macquarie Investment Management
Lauren Weintraub	Vice President/Equity Trading, DIFA; Various Executive Capacities, Macquarie Investment Management
Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary, DIFA, Delaware Funds® by Macquarie and Optimum Fund Trust; Various Executive Capacities, Macquarie Investment Management
Joseph Zalewski

Vice President/Analyst, DIFA; Various Executive Capacities, Macquarie Investment Management (July 2017 – present); Portfolio Manager, Third Avenue Management, LLC and Third Avenue Trust – Third Avenue Focused Credit Fund (2013 – June 2017)

The business address of each person listed above is the same as the address for DIFA.

DIFA serves as an investment adviser or sub-adviser to the following registered investment company that employs a small cap equity strategy similar to that employed for the Small Cap Equity Fund.

Fund	Approximate Net Assets as of September 30, 2018 (in millions)	Annual Investment Advisory Fee
Delaware Small Cap Core Fund	$4,612	0.75% on first $500 million; 0.70% on next $500 million; 0.65% on next $1.5 billion; and 0.60% on assets in excess of $2.5 billion

APPENDIX D

FORM OF SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT, LLC (“Adviser”), a limited liability company organized under the laws of the State of Texas, and DELAWARE INVESTMENTS FUND ADVISERS, a series of Macquarie Investment Management Business Trust, a registered investment adviser organized under the laws of the State of Delaware (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Small Cap Equity Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)        Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)        In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)        The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain best execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser in writing to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)        Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)        In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)        The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)        All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser, and except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(h)        The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)        In accordance with procedures adopted by the Board, as amended from time to time and provided in writing to Sub-Adviser, the Sub-Adviser will assist the Administrator and/or the Fund in their determination of fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder, and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)        The Sub-Adviser shall provide reasonable assistance as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the reasonable request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund or the Sub-Adviser and other documents relevant to the Sub-Adviser, provide comments on such drafts on a timely basis and provide certifications or sub-certifications on a timely basis as to the accuracy of the information contained in such reports or other documents as it pertains to Sub-Adviser. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)        As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon reasonable request and prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (c) upon reasonable request and prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon reasonable request, provide the Trust’s chief compliance officer with periodic reports; and (e) to the extent permitted by applicable law, promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser’s duties under this Agreement.

(l)        The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any information it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall reasonably cooperate with the Trust and the Adviser to the extent necessary for the Trust or the Adviser to pursue and/or participate in any such action. The Sub-Adviser will also promptly notify the Trust and the Adviser if the Sub-Adviser determines to opt out of a class action litigation or otherwise commence an independent litigation (domestic or foreign) for securities held or previously held in Sub-Adviser’s proprietary accounts that are also held or were previously held by the Fund Account.

(m)        The Trust and the Adviser consent to the Sub-Adviser’s affiliates within the Macquarie Investment Management business division of Macquarie Group Limited providing research, financial analysis and other investment-related services as well as operational services to service the Fund Account, which otherwise could be performed by Sub-Adviser hereunder; provided, however, that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written contract pursuant to the 1940 Act. Any compensation payable to such person shall be the sole responsibility of the Sub-Adviser, and the Adviser or Fund shall have no obligations with respect thereto. To the extent required by the 1940 Act or under applicable law, any further agreements or approvals that are required in regards to investment advisory services will be obtained from the Trust and the Adviser prior to the provision of those services by the Sub-Adviser’s affiliate. To the extent that such delegation occurs, references to the Sub-Adviser herein shall be deemed to include reference to its affiliates. The Trust and the Adviser consent to the Sub-Adviser sharing information relating to the Fund Account with its affiliates within Macquarie Group Limited.

4.        Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.        Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.        Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund. The Fund shall be responsible for its expenses.

7.        Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs. The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.        Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.        Indemnification.

(a)        The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)        The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)        The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)        The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

(e)        The indemnification in this Section 9 shall survive the termination of this Agreement.

10.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)        The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(b)        The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

11.        Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.        Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. To the extent permitted by applicable law, the Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)        The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Advisers Act.

(e)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if possible but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(f)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)        The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)        The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. Notwithstanding the preceding sentence, the Sub-Adviser may (i) disclose its relationship with the Trust, Fund or Adviser in client lists without prior written consent of the Adviser; and (ii) use the performance of the Fund Account in its composite performance.

13.        Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.        Confidentiality. Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.        Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.        Duration and Termination.

(a)        Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii)

by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)        Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust, if any, arising out of the Sub-Adviser’s assignment of this Agreement.

17.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.        Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.        Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information for the Fund, including, but not limited to, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser to the extent such references to the Sub-Adviser and the services it provides to the Fund are consistent with the disclosures in the Fund’s registration statement that have been previously consented to by the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution. When using the Sub-Adviser’s name in marketing materials, the Adviser and Trust agree to refer to the Sub-Adviser as “Macquarie Investment Management”.

21.        No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

22.        Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

23.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

24.        Notices. Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via facsimile or email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of                     . All notices provided to the Sub-Adviser will be sent to the attention of             , 2005 Market Street, Philadelphia, PA 19103, with a copy to General Counsel at the same address.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of September 14, 2018.1

GUIDESTONE FUNDS –
SMALL CAP EQUITY FUND
2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name:	Name:
Title:	Title:

GUIDESTONE CAPITAL MANAGEMENT, LLC
2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name:	Name:
Title:	Title:

DELAWARE INVESTMENTS FUND ADVISERS, A
SERIES OF MACQUARIE INVESTMENT
MANAGEMENT BUSINESS TRUST
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103
Attest
By:	By:

Name:	Name:

Title:	Title:

1 Original Agreement dated September 14, 2018.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE SEPTEMBER 14, 2018

Monthly

1.	Transaction and valuation reports, including investment performance.
2.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

3.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.	GuideStone Funds Compliance Checklist.
2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 38a-1 and 204-2.

3.	Commission recapture report.
4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.
6.	Attribution analysis report.
7.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

9.	Report on notice of regulatory examinations (to the extent permitted by applicable law).
10.	An updated list of all affiliated persons of the Sub-Adviser.

Annually

1.

SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.	Updated proxy voting policy.
3.	Current code of ethics and Rule 17j-1 certification paragraph.
4.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
5.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.
6.	Complete requested Section 15(c) questionnaire and provide information requested by the Board in connection with its review of the sub-advisory contract.
7.

Certification with respect to the Fund Account that the Sub-Adviser’s provision of portfolio management services is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

1.

Immediately furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.	Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.
4.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
5.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.
6.	As reasonably requested, meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
7.	Advise GuideStone Capital Management, LLC of any pertinent issues that the Sub-Adviser deems to be of significant interest.
8.	Provide GuideStone Capital Management, LLC with reports or other information regarding Fund Account brokerage and benefits received there from.
9.

Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the Sub-Adviser’s management of the Fund Account.

10.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, (“Sub-Adviser”) relating to the Small Cap Equity Fund (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ronald W. Bass	Chief Compliance Officer

APPENDIX E

MORE INFORMATION ABOUT JACOBS LEVY EQUITY MANAGEMENT, INC.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), with principal offices at 100 Campus Drive, Florham Park, New Jersey 07932, is a New Jersey based investment adviser founded in 1986, with $9.2 billion in client assets under management as of September 30, 2018. The firm’s core business activity is managing U.S. equity portfolios for clients, which include institutions with separately managed accounts, registered investment companies and pooled investment vehicles intended for sophisticated, institutional investors.

Listed below are the names, addresses and principal occupations during the past five years for the directors and principal executive officers of Jacobs Levy:

Name	Positions with Jacobs Levy/Principal Occupation
Bruce I. Jacobs, Ph.D.	Principal, Co-Chief Investment officer, Portfolio Manager, Co-Director of Research
Kenneth N. Levy, CFA	Principal, Co-Chief Investment officer, Portfolio Manager, Co-Director of Research

The business address of each person listed above is the same as the address for Jacobs Levy.

Jacobs Levy serves as an investment adviser or sub-adviser to the following registered investment companies that employ a small cap equity strategy similar to that employed for the Small Cap Equity Fund.

Fund	Approximate Net Assets as of September 30, 2018 (in millions)	Annual Investment Advisory Fee
Columbia Funds Variable Series Trust II – Variable Portfolio – Partners Small Cap Value Fund	$209	Confidential
Nationwide Variable Insurance Trust Multi-Manager Small Company Fund	$246	Confidential

E-1

APPENDIX F

FORM OF SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Small Cap Equity Fund (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate certain of its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Board of Trustees of the Trust (“Board”) and the Adviser desire that the Adviser retain the Sub-Adviser to render investment advisory services for the portion of the Fund’s assets allocated to the Sub-Adviser, as determined from time to time by the Adviser, in the manner and on the terms hereinafter set forth; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.        Appointment. The Adviser and the Trust hereby appoint and employ the Sub-Adviser as a discretionary investment manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”). The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser. The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser except as expressly authorized in this Agreement or another writing by the Trust, the Adviser and the Sub-Adviser.

2.        Acceptance of Appointment. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.        Duties as Sub-Adviser.

(a)        Subject to the supervision and direction of the Board and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will: (i) provide a continuous investment program with respect to the Fund Account; (ii) determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund; and (iii) be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, and any amendments or supplements thereto (“Registration Statement”), which the Adviser shall provide to the Sub-Adviser in writing. The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)        In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time. The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser. Unless instructed by the Adviser to the contrary, the Sub-Adviser will have a reasonable amount of time to divest of any existing portfolio holdings in any new prohibited company or come into compliance with any other restriction related thereto. If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)        The Sub-Adviser will select brokers and dealers to effect all portfolio transactions for the Fund Account subject to the conditions set forth herein. The Sub-Adviser will place all necessary orders with brokers, dealers or issuers, and will negotiate brokerage commissions, if applicable. The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution, considering all of the circumstances, and shall maintain records adequate to demonstrate compliance with this requirement; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. Subject to seeking best execution, the Board or the Adviser may direct the Sub-Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to pay the costs of certain expenses that the Trust is required to pay or for which the Trust is required to arrange payment. The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request. In no instance will portfolio securities or other assets be purchased from or sold to the Sub-Adviser, its affiliated persons, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules under each, and all other federal and state laws or regulations applicable to the Trust and the Fund, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”). On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other accounts advised by the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund Account and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner the Sub-Adviser believes to be equitable over time and consistent with its fiduciary obligations to each account.

(d)        Except as permitted by law or an exemptive order or rule of the SEC, and the Trust’s policies and procedures adopted thereunder, the Sub-Adviser agrees that it will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker or dealer which is (i) an affiliated person of the Trust, the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Trust’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)        In furnishing services hereunder, to the extent prohibited under, or necessary to comply with, the 1940 Act, the Sub-Adviser will not consult with any other sub-adviser to the Fund, any other series of the Trust, or any other investment company under common control with the Trust concerning transactions of the Fund in securities or other assets. For the avoidance of doubt, the foregoing restriction will not be deemed to prohibit the Sub-Adviser from consulting with: (i) any of its affiliated persons concerning transactions in securities or other assets; (ii) any of the other covered sub-advisers concerning compliance with paragraphs (a) and (b) of Rule 12d3-1; and (iii) a successor sub-adviser of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations do not require the Sub-Adviser to provide specific recommendations regarding the purchase or sale of securities or concern transactions prohibited by Section 17(a) of the 1940 Act.

(f)        The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(g)        All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof. The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act. For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser. The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, other than acts or omissions arising in reliance on instructions of the Sub-Adviser given within the scope of its duties hereunder to the Custodian, and except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of such instructions.

(h)        The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account. The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(i)        In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service. The Sub-Adviser shall promptly notify the Adviser if, for any reason, the Sub-Adviser believes that the price of any security or other investment in the Fund Account may not accurately reflect the value thereof. The Sub-Adviser will maintain adequate records with respect to securities valuation information provided hereunder and shall provide such information to the Adviser upon request, with such records being deemed Fund records.

(j)        The Sub-Adviser shall provide reasonable assistance to provide information within its possession and control as needed in the preparation of (but not pay for) all periodic reports by the Trust or the Fund to shareholders of the Fund and all reports and filings required to maintain the registration and qualification of the Fund, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws. Upon the request of the Trust or the Adviser, the Sub-Adviser shall review draft reports to shareholders, Registration Statements or portions thereof that relate to the Fund Account or the Sub-Adviser and other documents provided to the Sub-Adviser that relate to the Fund Account or the Sub-Adviser, provide comments on such drafts on a timely basis, and provide certifications or sub-certifications on a timely basis as to the accuracy of the Sub-Adviser’s information contained in such reports or other documents. The Sub-Adviser will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the Fund Account.

(k)        As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of the Sub-Adviser’s obligations and responsibilities contained in this Agreement (i.e., with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder), the Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Fund Account and the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls by providing information that will reasonably assist the third party to assess the effectiveness of the Sub-Adviser’s controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports in the form and substance agreed to by the parties; and (e) promptly provide notice of any material compliance matters that relate to, or could reasonably be expected to have an impact on, the Fund Account, Fund, Trust or the performance of the Sub-Adviser’s duties under this Agreement.

(l)        The Sub-Adviser will not be responsible for making any class action filings, including bankruptcies, on behalf of the Fund Account. The Sub-Adviser shall promptly provide the Trust and the Adviser with any notice addressed to the Trust or the Fund that it receives regarding class action claims or any other legal matters involving any asset held in the Fund Account and shall reasonably cooperate with the Trust and the Adviser to provide information within its possession and control necessary for the Trust or the Adviser to pursue and/or participate in any such action.

4.        Further Duties. In all matters relating to the performance of this Agreement, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of (i) the 1940 Act and Advisers Act and the rules under each; (ii) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies; (iii) the Commodity Exchange Act, as amended, and the rules and regulations adopted thereunder from time to time; and (iv) all other federal and state laws and regulations applicable to the Trust and the Fund. The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.        Proxies. Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote in accordance with its policies and procedures all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.        Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Agreement other than the cost of securities purchased for the Fund Account and any expenses attributable to the positions in the Fund Account and the purchase or sale of any security for the Fund Account (including, without limitation, brokerage commissions, transactional fees and taxes, if any). The Trust and the Fund shall be responsible for all of their respective expenses, including without limitation custodial and administrator fees.

7.        Compensation. The compensation of the Sub-Adviser for its services under this Agreement shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B. The Sub-Adviser shall not be responsible for any expenses incurred by the Adviser, the Fund or the Trust. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.

The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.        Limitation of Liability. The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but the Sub-Adviser shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied. Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.        Indemnification.

(a)        The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including reasonable legal fees) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)        The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including reasonable legal fees) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Agreement, if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Trust, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)        The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including reasonable legal fees) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Trust or the Fund.

(d)        The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including reasonable legal fees) (“Losses”) incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Agreement if such act or omission involves the gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the gross negligence, willful misfeasance or bad faith of the Trust or the Trust’s breach of fiduciary duty to the Fund.

(e)        The indemnification in this Section 9 shall survive the termination of this Agreement with respect to any Losses arising prior to termination.

10.        Representations, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

(a)        The Adviser and the Sub-Adviser each has been duly appointed by the Board to provide investment services to the Fund Account as contemplated hereby.

(b)        The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Agreement.

11.        Representations of the Adviser. The Adviser represents, warrants and agrees that:

(a)        The Adviser has been duly authorized by the Board to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)        The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by contract, the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.        Representations of the Sub-Adviser. The Sub-Adviser represents, warrants and agrees that:

(a)        The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that could reasonably have a materially adverse impact on the Sub-Adviser’s ability to provide services under this Agreement or would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser, to the extent permitted by law, if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)        The Sub-Adviser has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”) and, the Adviser and the Trust have been provided a copy of a summary of the Compliance Procedures and any amendments thereto.

(c)        The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics. Within thirty (30) days following the end of the last calendar quarter of each year that this Agreement is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (i) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (ii) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of the code of ethics. In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated. Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(d)        The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually. Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the instructions to Form ADV.

(e)        The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management, set forth on Schedule A of Part 1 of its Form ADV, of the Sub-Adviser, in each case prior to such change if practicable but in any event not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of any such change that triggers the need, by itself, to prepare a proxy statement or make an SEC filing.

(f)        The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(g)        The Sub-Adviser will not, in violation of applicable law or regulation, use any material, non-public information concerning portfolio companies that may be in or come into its possession or the possession of any of its affiliates or employees in providing investment advice or investment management services to the Fund.

(h)        The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser. Notwithstanding the preceding sentence, the Sub-Adviser may (i) disclose its relationship with the Trust, Fund or Adviser in client lists and in one-on-one communications with prospective and existing clients without prior written consent of the Adviser; and (ii) use the performance and portfolio characteristics of the Fund Account in its composite performance and representative account presentations (if applicable).

13.        Services Not Exclusive. The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

16.        Confidentiality; Sub-Adviser Information.

(a)        Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, and except as set forth herein, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

(b)        The Adviser and the Trust understand that the Sub-Adviser is a quantitative investment manager that has developed proprietary systems, methods and processes. The Sub-Adviser considers the following information to be the Sub-Adviser’s proprietary information: its investment strategy positions and transactions, and any and all information relating to its investment process and systems and its investment and risk models and research related thereto (“Sub-Adviser Confidential Information”). The Trust and the Adviser shall not use or disclose to its employees, affiliates, or advisors Sub-Adviser Confidential Information except (i) to the extent necessary to monitor the Sub-Adviser and carry out the purposes of this Agreement and the Fund, including any disclosures, information or reports provided to the Board or any disclosures to third party service providers made subject to confidentiality obligations; (ii) as otherwise required by applicable law; or (iii) to the extent such Sub-Adviser Confidential Information is in the public domain for a reason other than a breach hereof by the Trust, the Adviser or any of their respective affiliates.

17.        Authorized Representatives of the Adviser. The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto. The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser. The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

18.        Duration and Termination; Assignability.

(a)        Unless sooner terminated as provided herein, this Agreement shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of those Trustees of the Trust who are not “interested persons” of the Trust, as defined within the meaning of Section 2(a)(19) of the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund, unless any requirement for a vote of the outstanding voting securities of the Fund is rendered inapplicable by an order of exemption from the SEC.

(b)        Notwithstanding the foregoing, this Agreement may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination. This Agreement will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund. The Sub-Adviser agrees to bear all reasonable expenses of the Trust associated with the preparation of a proxy statement or information statement, if any, arising out of an assignment by it to another party.

19.        Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Agreement without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

20.        Limitation of Trustee and Shareholder Liability. The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund. The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

21.        Governing Law. This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

22.        Reference to the Sub-Adviser. The Adviser and the Trust are authorized to publish and distribute information, including, but not limited, to registration statements, fund fact sheets and marketing material, regarding the provision of sub-advisory services by the Sub-Adviser pursuant to this Agreement and to include in such information the name of the Sub-Adviser or any trademark, service mark, symbol or logo of the Sub-Adviser, without the prior written consent of the Sub-Adviser. The Adviser will provide copies of such items to the Sub-Adviser upon request within a reasonable time following such use, publication or distribution.

23.        No Implied Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, rule or regulation, (i) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing signed by the other party; (ii) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (iii) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

24.        Severability. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

25.        Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order to the extent such rule, regulation or order applies to the relevant party. This Agreement and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties. This Agreement may be signed in counterpart.

26.        Notices.

(a)        Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail – return receipt requested or sent by electronic transmission (via facsimile or email) or a similar means of same day delivery which provides evidence of receipt (or with a confirming copy by mail as set forth herein). All notices provided to Adviser will be sent to the attention of                     . All notices provided to the Sub-Adviser will be sent to the attention of                     .

(b)        The Sub-Adviser may provide the Adviser and the Trust all communications relating to the Fund Account and/or the Sub-Adviser (including, without limitation, the Form ADV Part 2 and any other communication required under the Investment Advisers Act of 1940, as amended, or otherwise), in electronic form, such as through a file attached to an e-mail sent to the e-mail address of the Adviser or the Trust representative(s) provided to the Sub-Adviser, or over a private internet site, in lieu of or in addition to sending such information as hard copies via facsimile or mail. If information is made available over the internet, the designated representatives may be notified of its availability through an e-mail sent to the e-mail addresses for such representatives. The Adviser and the Trust may revoke its consent to electronic delivery of information at any time upon written notice to the Sub-Adviser and receive all information in paper format going forward.

27.        Survival. The provisions of this Agreement shall survive the termination or expiration of this Agreement only with respect to any matter existing prior to such termination or expiration. Notwithstanding the foregoing, the provisions of Sections 14, 19, 21, 22, 24, and 25 shall survive the termination or expiration of this Agreement, in accordance with the terms thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of September 14, 2018.1

GUIDESTONE FUNDS –
SMALL CAP EQUITY FUND
2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name:	Name:
Title:	Title:

GUIDESTONE CAPITAL MANAGEMENT, LLC
2401 Cedar Springs Road
Dallas, Texas 75201
Attest
By:	By:
Name:	Name:
Title:	Title:

JACOBS LEVY EQUITY MANAGEMENT, INC.
100 Campus Drive
2nd Floor West
Florham Park, New Jersey 07932
Attest
By:	By:
Name:	Name:
Title:	Title:

1 Original Agreement dated September 14, 2018.

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE SEPTEMBER 14, 2018

Monthly

4.	Transaction and valuation reports, including investment performance.
5.

Report showing the derivative holdings. Such report showing derivative holdings should include a detailed calculation indicating the account is in compliance with the CFTC exemption provisions as outlined in the Investment Manager Mandate, and, if not specifically addressed within the Investment Manager Mandate, one of the following exemptions allowed under CFTC Rule 4.5 for registered mutual funds: (1) the percentage of the aggregate net notional value of all derivative positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio; or (2) the percentage of the aggregate initial margin and premiums for all positions in CFTC-regulated derivatives to the total liquidation value of the accounts’ portfolio.

6.	Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

11.	GuideStone Funds Compliance Checklist.
12.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance. Report to GuideStone Capital Management, LLC any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter. Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 38a-1 and 204-2.

13.	Commission recapture report, if applicable.
14.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account. At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

15.	All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter for the Fund Account.
16.	Attribution analysis report.
17.	Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.
18.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction. For fixed income Sub-Advisers this will include Agency transactions only.

19.	Report on notice of regulatory examinations and information regarding the exam, as agreed to by the parties.
20.	An updated list of all affiliated persons of the Sub-Adviser.

Annually

8.

SSAE 16 / SOC 1 report or other internal control reports. If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

9.	Updated proxy voting policy.
10.	Current code of ethics and Rule 17j-1 certification paragraph.
11.	Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.
12.	Updated Form ADV Parts 1 and 2, or more frequently if revised during the year.
13.	Complete requested Section 15(c) questionnaire and provide information requested by the Board in connection with its review of the sub-advisory contract.
14.

Certification with respect to the Fund Account that the Sub-Adviser’s provision of portfolio management services is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Advisers Act.

Periodic

11.

Promptly furnish all information regarding any material violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management, LLC’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; provided that, such notice shall not occur until there is a determination by the Sub-Adviser that a violation has occurred.

12.

Promptly notify GuideStone Capital Management, LLC of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

13.

Timely advise GuideStone Capital Management, LLC of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser. Key personnel staffing refers to those staff identified in Section 13(e) of the Agreement.

14.	Advise GuideStone Capital Management, LLC of any changes in the Fund Account manager.
15.	Promptly inform GuideStone Capital Management, LLC of any major changes in the Sub-Adviser’s investment strategy and types of investments for the Fund Account.
16.	Meet with GuideStone Capital Management, LLC on a periodic basis for a formal Fund Account review.
17.	Provide GuideStone Capital Management, LLC with reports or other information regarding brokerage and benefits received there from.
18.

Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to the Sub-Adviser’s management of the Fund Account.

19.	Promptly notify GuideStone Capital Management, LLC of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management, LLC (“Adviser”) and Jacobs Levy Equity Management, Inc., (“Sub-Adviser”) relating to the Small Cap Equity Fund (“Fund”), a series of the Trust.

Fee Schedule. Fees payable to the Sub-Adviser pursuant to this Agreement shall be calculated daily and paid monthly by the Trust. The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period. For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner and from the same source as that which the Fund uses to determine the net asset value of its shares. The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets	Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature

David S. Spika	President

Matt L. Peden	Vice President and
Chief Investment Officer

Patrick Pattison	Vice President and Treasurer

Melanie Childers	Vice President – Fund Operations

Matthew A. Wolfe	Secretary

Ronald W. Bass	Chief Compliance Officer